                                                                   EXHIBIT 10.10
                          PHASE 2 GAS SALES AGREEMENT
                          ---------------------------

        This Agreement is made as of the 14th day of September, 1987 by and between Boundary Gas, Inc., a Delaware Corporation (herein called "Boundary"), and those of the following fifteen (15) United States companies (which collectively own all of the stock of Boundary) signatory hereto: The Brooklyn Union Gas Company; Granite State Gas Transmission, Inc.; New Jersey Natural Gas Company; Boston Gas Company; The Connecticut Light and Power Company; Consolidated Edison Company of New York, Inc.; National Fuel Gas Supply Corp.; Long Island Lighting Company; Connecticut Natural Gas Corporation; Essex County Gas Company; Manchester Gas Company; Gas Service, Inc.; Valley Gas Company; Berkshire Gas Company; and Fitchburg Gas and Electric Light Co. (herein called individually "Repurchaser" and collectively "Repurchasers").


                             W I T N E S S E T H:

        WHEREAS, Boundary has been formed by Repurchasers to facilitate the purchase and importation of gas from Canada, and Boundary has entered into a certain Phase 2 Gas Purchase Contract ("Purchase Contract") dated September 14th, 1987 which provides for the sale and delivery by TransCanada PipeLines Limited (herein called "TransCanada") and the purchase by Boundary of 330,070,000 Mcf of gas during a period ending on or before November 1, 1996 with said quantities of gas to be received by Tennessee Gas Pipeline Company (herein called "Tennessee") for Boundary's account at or near the existing point of interconnection between the pipeline systems of TransCanada and Tennessee near Niagara Falls, Ontario; and

        WHEREAS, TransCanada has received and accepted all necessary permits, licenses and authorizations to enable TransCanada to export, sell and deliver to Boundary the quantities of gas specified in the Purchase Contract; and

        WHEREAS, Boundary has received and accepted all necessary certificates, permits, licenses and authorizations to enable Boundary to import, purchase and accept delivery of the quantities of gas as herein provided, and to resell said quantities to the Repurchasers signatory hereto; and

        WHEREAS, Repurchasers signatory hereto have received, and each in its sole discretion has accepted, all governmental authorizations necessary to purchase and accept delivery of all quantities of gas sold by Boundary; and

        WHEREAS, Tennessee has received and accepted all necessary certificates, permits, licenses and authorizations to enable Tennessee to transport the quantities of gas purchased by Boundary from TransCanada and resold to Repurchasers; and

        WHEREAS, Tennessee has agreed, subject to all necessary authorizations, to construct or contract for facilities with the capacity to transport the quantities of gas purchased by Boundary from TransCanada and resold to Repurchasers; and

        WHEREAS, Repurchasers signatory hereto have executed or shall within thirty (30) days hereof execute duly authorized Transportation Contracts with Tennessee pursuant to which Tennessee agrees to transport for said Repurchasers the quantities of gas purchased by said Repurchasers from Boundary; and

        WHEREAS, it is the intention of the parties that the gas sold by Boundary to the Repurchasers shall be sold at Boundary's cost including Boundary's expenses and shall not produce a profit or a loss to Boundary.

        NOW, THEREFORE, in consideration of the mutual covenants and benefits herein contained, it is hereby agreed as follows:

                            ARTICLE I - DEFINITIONS
                            -----------------------

        All of the terms defined in the Purchase Contract and the Memorandum of Agreement by and among Repurchasers dated October 6, 1980, as amended April 29, 1983, February 23, 1984 and April 16, 1984 and supplemented May 31, 1985 (herein called the "Memorandum of Agreement") shall have the same meaning wherever used in this Agreement.

               ARTICLE II - SEVERAL OBLIGATIONS OF REPURCHASERS
               ------------------------------------------------

        The duties, obligations and liabilities of Repurchasers under this Agreement shall be the several obligations of each Repurchaser and shall not be the joint or collective obligations of all Repurchasers. No partnership, joint venture, association or other relationship, other than purchasers from Boundary, is created by this Agreement. No Repurchaser, as a result of participation in the sale and purchase of gas under this Agreement, shall be prohibited in any manner whatsoever from engaging in any business, in any transaction or in any relationship with any entity.

                   ARTICLE III - COMMENCEMENT OF DELIVERIES
                   ----------------------------------------

        Deliveries of gas by Boundary to the Repurchasers hereunder shall commence on the date which TransCanada commences deliveries to Boundary pursuant to the Purchase Contract.

                        ARTICLE IV - POINT OF DELIVERY
                        ------------------------------

        The point at which the gas purchased hereunder is to be delivered by Boundary to the Repurchasers shall be the point at which TransCanada delivers to Tennessee for Boundary's account the gas purchased by Boundary pursuant to the Purchase Contract.

                    ARTICLE V - TRANSPORTATION ARRANGEMENTS
                    ---------------------------------------

         Repurchasers acknowledge that Boundary owns and operates no facilities and has no capacity or obligation to transport gas for any Repurchaser. Each Repurchaser shall be responsible for entering into and maintaining for the term of this Agreement the necessary arrangements with Tennessee (or other appropriate companies) for transportation of the volumes of gas purchased by the Repurchaser from Boundary under this Agreement.

                               ARTICLE VI - TERM
                               -----------------

        This Agreement shall be effective from November 1, 1987 and shall remain in full force and effect for the entire term and duration of the Purchase Contract.

                    ARTICLE VII - SALE AND PURCHASE OF GAS
                    --------------------------------------

          1. Boundary shall sell and deliver to Repurchasers all (100%) of the gas purchased by Boundary from TransCanada. Boundary's sale and delivery to each Repurchaser of said Repurchaser's respective share of the gas (as set forth below) shall be deemed to occur simultaneously with Tennessee's receipt for Boundary's account of the gas purchased by Boundary for resale to that Repurchaser.

          2. Subject to the provisions of Article VIII below, each Repurchaser shall be entitled to purchase and accept delivery from Boundary of the following shares ("Percentage Entitlements") of the gas purchased by and delivered to Boundary pursuant to the Purchase Contract:

                                                      Percentage
          Repurchaser                                 Entitlement
          -----------                                 -----------

          The Brooklyn Union Gas Company .............   32.40
          Granite State Gas
           Transmission, Inc. ........................   13.51
          New Jersey Natural Gas Company .............   11.63
          Boston Gas Company .........................   11.31
          The Connecticut Light and Power
           Company ...................................   10.23
          Consolidated Edison Company of
           New York, Inc. ............................    5.40
          National Fuel Gas Supply Corp. .............    2.70

          Long Island Lighting Company................   2.70
          Connecticut Natural Gas
            Corporation...............................   2.16
          Essex County Gas Company....................   1.74
          Manchester Gas Company......................   1.68
          Gas Service, Inc............................   1.68
          Valley Gas Company..........................   1.15
          Berkshire Gas Company.......................   1.14
          Fitchburg Gas and Electric
            Light Co..................................   0.57

          3. It is understood and agreed that each Repurchaser will be scheduled to receive on a daily basis as its Scheduled Daily Delivery its entire Percentage Entitlement of the Daily Contract Quantity of gas being purchased by Boundary from TransCanada pursuant to the Purchase Contract. Each Repurchaser must notify Boundary or Boundary's designee at least one (1) day in advance if it is unable or does not intend to take its entire Scheduled Daily Delivery as aforesaid on any day.

          4. Notwithstanding the foregoing provisions of this Article VII, it is understood that under the Purchase Contract, for the period from November 1, 1987 through October 31, 1988, the Daily Contract Quantity shall be a quantity (not less than 40,000 Mcf of gas per day nor more than 90,000 Mcf of gas per day) as mutually agreed to by Boundary and TransCanada until such time as the facilities required for delivery by TransCanada, receipt by Tennessee and receipt by the Repurchasers of 90,000 Mcf of gas per day are constructed, installed and made available, at which time the Daily Contract Quantity shall be a quantity of 90,000 Mcf of gas per day and that, beginning November 1, 1988, the Daily Contract Quantity shall be a quantity of 92,500 Mcf of gas per day provided that the facilities required for delivery by Seller, receipt by Tennessee and receipt by the Repurchasers of 92,500 Mcf of gas per day are constructed, installed and made available. It is agreed that, during such period when the Daily Contract Quantity is a quantity of less than 92,500 Mcf of gas per day, National Fuel Gas Supply Corporation shall not be entitled to purchase and accept delivery of gas from Boundary and each other Repurchaser shall be entitled to purchase and accept delivery from Boundary of a share of the gas purchased by and delivered to Boundary pursuant to the Purchase Contract determined by dividing the Percentage Entitlement of such Repurchaser by the sum of the Percentage Entitlements of all Repurchasers except National Fuel Gas Supply Corporation (such share to be such Repurchaser's Percentage Entitlement during such period for all purposes of this Agreement except Section 2. of
Article IX).

                     ARTICLE VIII - ENTITLEMENT REDUCTION
                     ------------------------------------


          1. Repurchasers recognize that Boundary's Daily Contract Quantity under the Purchase Contract is subject to reduction by TransCanada in circumstances set forth therein. It is understood that any reduction by TransCanada of Boundary's Daily Contract Quantity under the Purchase Contract shall be borne by those Repurchasers whose actions caused or resulted in said reduction, as determined by Section 2. of this Article VIII.

          2. If Boundary fails to take the Annual Triggering Quantity (as defined in the Purchase Contract) in any contract year ("Year 1") and Boundary fails to take the Required Quantity (as defined in the Purchase Contract) in the succeeding contract year ("Year 2") and TransCanada elects to reduce Boundary's Daily Contract Quantity under the Purchase Contract, the Percentage Entitlement of each Repurchaser which during Year 1 failed to take its Annual Triggering Quantity (as hereinafter defined) for that contract year shall be subject to reduction. The "Annual Triggering Quantity" for each Repurchaser means the product obtained by multiplying that Repurchaser's Percentage Entitlement times the total Daily Contract Quantity under the Purchase Contract times the number of days in the relevant contract year times 0.60, which product shall be adjusted to reflect the difference, if any, between the volume requested by that Repurchaser and the actual volume delivered on any day by Boundary to that Repurchaser, if less than the volume requested as its Scheduled Daily Delivery, as the same occurs from time to time during the relevant contract year. In the event that a Repurchaser accepts volumes of gas released by another Repurchaser pursuant to Article XI hereof, sixty percent (60%) of the volumes so accepted shall be added to the accepting Repurchaser's Annual Triggering Quantity and deducted from releasing Repurchaser's Annual Triggering Quantity (with an appropriate adjustment for gas requested but not delivered). Any reduction in Boundary's Daily Contract Quantity under the Purchase Contract shall be allocated as reductions in the Percentage Entitlement of each Repurchaser which failed to take its Annual Triggering Quantity in Year 1 as follows:

          (a) The difference between each such Repurchaser's Annual Triggering Quantity in Year 1 and the volumes of gas actually purchased during Year 1 shall be deemed to be such Repurchaser's "Year 1 Volume Deficiency."

          (b) The difference between each such Repurchaser's Annual Triggering Quantity in Year 2 plus its Year 1 Volume Deficiency and the volumes of gas actually purchased during Year 2 shall be deemed to be such Repurchaser's "Year 2 Volume Deficiency," except that, in the event that such calculation results in a negative number, the Year 2 Volume Deficiency shall be deemed to be zero and in the event that such calculation results in a number greater than the Year 1 Volume Deficiency, the Year 2 Volume Deficiency shall be deemed to be equal to the Year 1 Volume Deficiency.

          (c) The sum of each such Repurchaser's Year 1 Volume Deficiency and Year 2 Volume Deficiency shall be deemed to be such Repurchaser's "Total Volume Deficiency."

          (d) The total Volume Deficiency of each such Repurchaser shall be divided by the Total Volume Deficiencies of all such Repurchasers to determine each such Repurchaser's proportionate share of the reduction in Boundary's Daily Contract Quantity, and the Percentage Entitlement of each such Repurchaser shall be reduced by its proportionate share of such reduction in Boundary's Daily Contract Quantity.

Upon determination of the allocation of the reduction in Boundary's Daily Contract Quantity, the respective Percentage Entitlements of all Repurchasers shall be adjusted to reflect the relative interests in the reduced Daily Contract Quantity, and the Memorandum of Agreement and this Agreement shall be amended accordingly.

              ARTICLE IX - PRICE; REPURCHASER PAYMENT OBLIGATIONS
              ---------------------------------------------------

               1. It is understood that, pursuant to Article VII of the Purchase Contract, the base price to be paid by Boundary to TransCanada for each 1,000,000 Btus contained in the gas delivered to Boundary by TransCanada under the Purchase Contract shall consist of a demand charge and a seasonal commodity charge and that the base price shall be indexed to a weighted average of alternate fuel prices. It is further understood that, pursuant to Article VIII of the Purchase Contract, the amount due by Boundary to TransCanada for gas service during any contract month shall be billed to Boundary monthly by TransCanada and shall consist of the Monthly Demand Charge and the Commodity Charges per MMBtu of gas actually delivered during the contract month. Consistent with the foregoing, the amount to be paid by Repurchasers to Boundary for gas service under this Agreement shall be determined as follows:
Repurchasers in the aggregate shall pay to Boundary an amount equal to the amount billed to Boundary by TransCanada for gas service during each contract month. The portion to be paid by each Repurchaser to Boundary shall be equal to the sum of (1) the product of the Monthly Demand Charge billed to Boundary by

TransCanada times such Repurchaser's Percentage Entitlement and (2) the product of the Commodity Charges billed to Boundary by TransCanada times a fraction, the numerator of which is the quantity of gas delivered by Boundary to such Repurchaser during such contract month and the denominator of which is the quantity of gas delivered by Boundary to all Repurchasers during such contract month. For purposes of the calculation in clause (1) of the preceding sentence, the Percentage Entitlements of each Repurchaser which takes gas pursuant to
Article XI, Section 1. (or releases gas which is so taken) shall be increased (or decreased, as appropriate) by an amount equal to the ratio of the total volume of gas taken (or released) by such Repurchaser during such contract month to the product of Boundary's Daily Contract Quantity under the Purchase Contract times the number of days in such contract month. It is further understood that pursuant to Article VIII of the Purchase Contract any differential caused by fluctuations in the exchange rate between the amount billed to Boundary by TransCanada for gas service during any contract month and the amount paid by Boundary to TransCanada for that contract month shall be reflected as a credit or debit to the amount billed to Boundary by TransCanada for gas service during the succeeding contract months. Consistent with the foregoing, any such credit or a debit shall be allocated to each Repurchaser in the proportion that the amount paid by that Repurchaser bears to the total amount paid by Boundary for the contract month for which there was the differential resulting in the credit or debit.

          2.   In addition to the amount payable by Repurchasers under Section
1. above, Repurchasers shall pay to Boundary all costs and expenses incurred by Boundary in any contract month in performing this Agreement and the Purchase Contract, including but not limited to all administrative and operating expenses, legal fees and all taxes, including franchise taxes, sales taxes, import duties and other taxes, duties and the like, if any, payable by Boundary during such contract month. Each Repurchaser's shares, if any, of Boundary's costs and expenses shall be determined by Boundary as follows:

          (i) costs and expenses incurred by Boundary in any contract month which are not directly related to the quantity of gas delivered by Boundary to Repurchasers in that contract month shall be allocated among all Repurchasers on the basis of their Percentage Entitlements;

          (ii) costs and expenses incurred by Boundary in any contract month which are directly related to the quantity of gas delivered by Boundary to Repurchasers in that contract month shall be allocated to each Repurchaser in the proportion that the gas delivered to that Repurchaser in such contract month bears to the total quantity of gas delivered to all Repurchasers in such contract month;

          (iii) interest expenses payable by Boundary to TransCanada in any contract month pursuant to Article VIII of the Purchase Contract due to late payment by Boundary shall be paid in full by the Repurchaser(s) whose late payment to Boundary caused such interest expenses to be incurred; and

          (iv) costs and expenses incurred by Boundary in any contract month in connection with regulatory or legal proceedings instituted or joined in by Boundary on behalf of one or more (but not all) Repurchasers shall be allocated to each such Repurchaser in the proportion that its Percentage Entitlement bears to the total Percentage Entitlements of all such Repurchasers; provided, however, that in no event shall any costs and expenses incurred in connection with regulatory or legal proceedings involving cancellation of a Repurchaser's rights under this Agreement be allocated under this subsection (iv) to the Repurchaser whose rights are sought to be cancelled.

Boundary may include in its invoice to each Repurchaser for any contract month that Repurchaser's share (determined in accordance with this Section 2.) of costs and expenses which Boundary has determined will be incurred by Boundary in the next succeeding contract month. When costs and expenses are prepaid in accordance with this Section 2., the invoice to each Repurchaser for the next succeeding contract month shall nevertheless show that Repurchaser's share of the costs and expenses actually incurred in that contract month but shall also show a proper credit for the prepayment.

          3.   In addition to the amounts payable by Repurchasers under Sections
1. and 2. above, Boundary may assess each Repurchaser amounts determined pursuant to Paragraph 2.5 of the Memorandum of Agreement.

          4. In no event shall the amounts paid by Repurchasers to Boundary pursuant to this Article IX result in either a profit or a loss to Boundary.

          5. It is agreed that Boundary shall have the right to propose and to file with appropriate United States regulatory authorities changes in the price and provisions set forth in this Article, and the rate schedule and general terms and conditions of Boundary's Gas Tariff imposed by United States regulatory authorities; provided, however, that Repurchasers shall have the right to approve or disapprove the selection of a new price regime, index or formula under the Purchase Contract in accordance with Paragraph 2.7 of the Memorandum of Agreement, to protest any such changes before the appropriate United States regulatory authorities and to exercise any other rights which they may have with respect thereto; and provided further that Boundary, prior to proposing or filing any such changes, shall first have obtained the written consent of TransCanada to such changes.

                             ARTICLE X - PAYMENTS
                             --------------------

          1. Boundary shall render a monthly invoice to each Repurchaser for all amounts due under Sections 1., 2. and 3. of Article IX of this Agreement promptly after receipt by Boundary of its monthly statement from TransCanada for gas service under the Purchase Contract.

          2. (a) It is understood that each month Boundary may authorize one or more suitably qualified financial institutions with which Boundary has entered into a Forward Cover Agreement approved in writing by TransCanada and the Repurchasers ("Approved Institutions") to effect delivery of Canadian dollars to TransCanada on the Due Date ("Forward Cover"). Boundary's monthly invoice to each Repurchaser shall include such Repurchaser's share of the total amount due in United States dollars for the Forward Cover arranged by Boundary during the month ("Forward Cover Sum").

             (b) Each Repurchaser shall have the right in good faith to dispute the amount of any invoice for such Repurchaser's proportionate share of the Forward Cover Sum. Any Repurchaser raising such a dispute ("Responsible Repurchaser") shall by noon Eastern Standard Time two business days prior to the Due Date give Boundary notice of such dispute, stating the amount in dispute and Boundary shall direct the Approved Institution(s) to adjust Forward Cover accordingly. Promptly thereafter, Boundary shall give each Responsible Repurchaser notice of such Repurchaser's share of the amount of the Forward Cover Sum as adjusted ("Adjusted Forward Cover Sum"). After receipt of a statement or statements setting forth the amount of transactional proceeds or costs of adjusting Forward Cover ("Transaction Amount"), Boundary shall set forth on the invoice transmitted in the succeeding month to each Responsible Repurchaser such Repurchaser's share of the Transaction Amount. In the event that adjustment of Forward Cover results in a Transaction Amount reflecting transactional costs, the invoice rendered by Boundary the succeeding month to each Responsible Repurchaser shall set forth such Repurchaser's share of the Transaction Amount and payment shall be made by the Responsible Repurchaser to Boundary on or before the due date indicated on that invoice. In the event that adjustment of Forward Cover results in a Transaction Amount reflecting transactional proceeds, the invoice rendered by Boundary the succeeding month to each Responsible Repurchaser shall set forth such Repurchaser's share of the Transaction Amount and payment shall be made by Boundary to the Responsible Repurchaser within thirty days of the invoice date.

          (c) Payment by each Repurchaser of such Repurchaser's share of the Forward Cover Sum (or, in the event of a dispute, such Repurchaser's share of the Adjusted Forward Cover Sum) shall be made before 11:00 a.m. Eastern Standard Time on the Due Date to the Escrow Agent designated by Boundary pursuant to the Escrow Agreement between Boundary, TransCanada and Chemical Bank dated March 6, 1984, as amended and supplemented. In the event that a Repurchaser fails to make payment to the Escrow Agent of its share of the Forward Cover Sum (or, in the event of a dispute, its share of the Adjusted Forward Cover Sum), or any portion thereof, when same is due, interest thereon shall accrue at a rate of interest to be determined in accordance with the applicable Forward Cover Agreements over the period of time during which payment is past due, until same is paid, and any late deposit shall include such interest as has accrued.


        3. (a) In any month in which Boundary does not effect Forward Cover pursuant to a Forward Cover Agreement or there is no such effective Forward Cover Agreement, Boundary's monthly invoice to each Repurchaser shall include such Repurchaser's share of the U.S. Sum, as defined in Article VIII, Section 1(c) (ii) of the Purchase Contract. Payment by each Repurchaser of such Repurchaser's share of the U.S. Sum shall be made before 11:00 a.m. Eastern Standard Time on the Due Date to the Escrow Agent designated by Boundary pursuant to the Escrow Agreement between Boundary, TransCanada and Chemical Bank dated March 6, 1984, as amended and supplemented.

           (b) Each Repurchaser shall have the right in good faith to dispute the amount of any invoice for such Repurchaser's proportionate share of the U.S. Sum. Any Repurchaser raising such a dispute ("Responsible Repurchaser") shall pay to the Escrow Agent such amounts as it concedes to be correct and Boundary shall promptly declare a dispute to TransCanada in accordance with Section 2. of
Article VIII of the Purchase Contract. After a final determination of the amount properly due and owing by Boundary to TransCanada, each Responsible Repurchaser shall promptly pay to the Escrow Agent its share of the amount, if any, found to be due.

If, as a result of a dispute raised as aforesaid, Boundary is required to furnish any surety bond to TransCanada, such surety bond shall be furnished timely and directly to TransCanada by the Responsible Repurchaser.

          4. On or before the Due Date, payment by each Repurchaser of the amounts due under Sections 2. and 3. of Article IX shall be made to Boundary. Each Repurchaser shall have the right in good faith to dispute such amounts. The Repurchaser declaring the dispute shall pay to Boundary the full amount of the invoice which is, in whole or in part, the subject of the dispute. Any amount later determined not to be due to Boundary by any Repurchaser shall be reimbursed to such Repurchaser by Boundary or, where appropriate, by such other Repurchaser(s) as are determined to owe the amount which has been disputed.

          5. If the correct amounts are not paid by any Repurchaser when due, Boundary shall, upon twelve (12) hours prior notice to such Repurchaser, have the right to discontinue immediately deliveries of gas to such non-paying Repurchaser and to make such gas available as excess gas to the other Repurchasers in accordance with Article XI below; provided, however, that Boundary shall not discontinue such deliveries without first having obtained the written consent of TransCanada, and Boundary shall not make such gas available as excess gas without first having given written notice to TransCanada. The normal scheduled delivery to such non-paying Repurchaser shall not be reinstituted until such Repurchaser pays all amounts due but, in any case, the right of the non-paying Repurchaser to any amount of gas discontinued and made available as excess gas shall not be restored. If the default should continue for thirty (30) days after notice of default from Boundary to the non-paying Repurchaser, Boundary may cancel the rights of the non-paying Repurchaser in accordance with Article XII; provided, however, that no such cancellation shall be effected by Boundary without first having obtained the written consent of TransCanada. A decision by Boundary to withhold gas from a non-paying Repurchaser shall in no event reduce that Repurchaser's Annual Triggering Quantity for that contract year except to the extent that, if other Repurchasers agree to take such withheld gas as available excess gas, sixty percent (60%) of the volumes of gas so taken shall be added to the taking Repurchasers' Annual Triggering Quantities and deducted from the non-paying Repurchaser's Annual Triggering Quantity.

         6. Repurchasers shall have the right to audit the books and accounts of Boundary for purposes of determining the accuracy and sufficiency of the amounts charged to Repurchasers hereunder. In the event an error is discovered in any invoice rendered by Boundary, said error shall be adjusted in a subsequent invoice or with a credit or debit memo.

                       ARTICLE XI - AVAILABLE EXCESS GAS
                       ---------------------------------

         1. As provided in Article VII above, each Repurchaser will be scheduled to receive on a daily basis its entire Percentage Entitlement of the contract quantity of gas purchased by Boundary from TransCanada pursuant to the Purchase Contract. Each

Repurchaser must notify Boundary at least one (1) day in advance if it is unable or does not intend to take its scheduled delivery on any day. If any Repurchaser elects not to take, or fails to take its scheduled quantity of gas, such quantities of gas as that Repurchaser does not take shall (subject to any limitations in the certificate of public convenience and necessity governing Boundary's sales hereunder) be offered by Boundary to the other Repurchasers in proportion to their respective Percentage Entitlements. However, the Annual Triggering Quantity of any Repurchaser who elects not to take or fails to take such gas shall not be reduced except to the extent that, if other Repurchasers agree to take such available excess gas, sixty percent (60%) of the volumes so taken shall be added to the taking Repurchasers' Annual Triggering Quantities and deducted from the Annual Triggering Quantity of the Repurchaser which elected not to take or failed to take the gas.

         2. In the event that Excess Gas is made available by TransCanada to Boundary pursuant to Sections 6. and 7. of Article II of the Purchase Contract, Boundary shall promptly notify all Repurchasers of the availability of such Excess Gas; provided, however, that Boundary shall give such notice at least three (3) days in advance of the day on which such Excess Gas is intended to be delivered. Once such notice has been given by Boundary, such Excess Gas shall be treated for purposes of this Article XI as if it were a part of the contract quantity. Consistent with that treatment, each Repurchaser will be scheduled to receive its entire Percentage Entitlement of such Excess Gas and must notify

Boundary at least one (1) day in advance if it is unable or does not intend to take its scheduled share of Excess Gas. If any Repurchaser elects not to take, or fails to take its scheduled quantity of Excess Gas, such quantity of Excess Gas as that Repurchaser does not take shall be offered by Boundary to the other Repurchasers in proportion to their respective Percentage Entitlements; provided, however, that in no event shall any Repurchaser's Annual Triggering Quantity under this Agreement be increased as a result of its acceptance or rejection of such Excess Gas.

        3. In the event that additional gas becomes available due to an amendment to the Purchase Contract (approved, as necessary by all appropriate regulatory authorities) which increases the contract quantity of gas, and one or more Repurchasers elect not to take all or part of their share of the increase in quantity, the available excess gas resulting from such election shall be made available to the other Repurchasers in proportion to their respective Percentage Entitlements. Upon determination of which Repurchasers will take such available excess gas, the respective Percentage Entitlements of all Repurchasers shall be adjusted to reflect the relative interests in the total amended contract quantity, and the Memorandum of Agreement and this Agreement shall be amended accordingly.

 ARTICLE XII - CANCELLATION OF RIGHTS OF A DEFAULTING REPURCHASER
 ----------------------------------------------------------------

         In the event a Repurchaser ("Defaulting Repurchaser") fails to pay all amounts due for gas service under this Agreement, and such failure continues for thirty (30) days after notice of default from Boundary, Boundary may, at its option and after receipt and acceptance of any necessary regulatory approvals, and after first having obtained the written consent of TransCanada, cancel the rights of the Defaulting Repurchaser under this Agreement and the Memorandum of Agreement. Boundary shall exercise its option to cancel and shall accept the regulatory approval(s) received in connection with such cancellation only upon the affirmative vote of 60% of the issued and outstanding Common Stock of Boundary; provided, however, that the shares of Common Stock held by the Defaulting Repurchaser shall be deemed to be voted against exercise of the option to cancel and acceptance of related regulatory approval(s). Upon exercise by Boundary of its option to cancel (after first having obtained the written consent of TransCanada) and after receipt and acceptance by Boundary of all necessary regulatory approvals, the Defaulting Repurchaser shall offer to assign all of its rights, title and interest in Boundary to the remaining Repurchasers in proportion to their respective Percentage Entitlements or in such other proportion as may be agreed upon by the remaining Repurchasers. No remaining Repurchaser shall be obligated to accept any assignment from the Defaulting Repurchaser. Any remaining Repurchaser desiring to accept an assignment from the Defaulting Repurchaser but requiring regulatory authorization to do so shall be given a reasonable opportunity to obtain the necessary authorization. In the event that the remaining Repurchasers accept assignment of less than all of the Defaulting Repurchaser's rights, title and interest in

Boundary, cancellation of the Defaulting Repurchaser's rights under this Agreement and the Memorandum of Agreement shall be effective only to the extent that assignments have been accepted. As to any rights, title and interest of the Defaulting Repurchaser not assigned to the remaining Repurchasers, the Defaulting Repurchaser shall to that extent remain a party to this Agreement and the Memorandum of Agreement. Upon any assignment pursuant to this Article XII, the respective Percentage Entitlements of all Repurchasers shall be adjusted to reflect the assignment, and this Agreement and the Memorandum of Agreement shall be amended accordingly. Exercise of the rights of Boundary under this Article XII shall not be in lieu of or extinguish any other rights, remedies or causes of action Boundary may have in law or in equity against the Defaulting Repurchaser arising from or relating to the default.


                           ARTICLE XIII - BANKRUPTCY
                           -------------------------

         If a Repurchaser should file a voluntary petition in bankruptcy or for reorganization pursuant to any provision of the United States Bankruptcy Act, as now existing or as hereafter amended, or pursuant to any other statute applicable to such Repurchaser, or should such Repurchaser consent to the appointment of a receiver or liquidator of such Repurchaser or of any substantial portion of its assets, or if there should be filed a petition in bankruptcy or reorganization, for liquidation or receivership, against such Repurchaser pursuant to any provisions of any of said statutes and such petition is not dismissed within sixty (60) days after the date of such filing, then and in any of such events Boundary shall, unless otherwise prohibited by law, have the right to terminate such Repurchaser's participation in this Agreement by notice delivered to such Repurchaser, whereupon all of the rights and obligations of Boundary and such Repurchaser hereunder to each other shall cease and terminate, except with respect to any rights and obligations accruing prior to the date of said termination, and such Repurchaser's interest in Boundary shall be disposed of in the same manner as specified in Article XII hereof.

                      ARTICLE XIV - TRANSFER OF INTERESTS
                      -----------------------------------

        Any Repurchaser may assign all or any part of its interest in, or rights under this Agreement; provided, however, that no assignment of this Agreement or of any of a Repurchaser's rights hereunder shall be made by a Repurchaser unless such Repurchaser also transfers to the assignee an interest in such Repurchaser's stock in Boundary equal to the Percentage Entitlement of gas under this Agreement being transferred to such assignee and such assignee first ratifies and becomes a party to the Memorandum of Agreement and this Agreement. In addition, any Repurchaser may sell, transfer or assign all or any part of its shares of stock in Boundary; provided, however, that no Repurchaser shall sell, assign or transfer any of its shares of stock in Boundary unless the purchaser, assignee or transferee thereof first ratifies and becomes a party to the Memorandum of Agreement and this Agreement. Upon such sale, transfer or assignment, this Agreement and the

Memorandum of Agreement shall, subject to the provisions of Article XIX hereof, be amended to reflect such action. To the extent that any sale, transfer or assignment proposed to be made pursuant to this Article XIV requires regulatory authorization, such sale, transfer or assignment shall not be effected until all necessary regulatory authorizations have been received and accepted. In the event regulatory authorization for a sale, transfer or assignment pursuant to this Article XIV is required to be obtained by Boundary, Boundary shall seek diligently to obtain such authorization and, upon its receipt, the decision of Boundary whether to accept such authorization shall be determined by a vote of 60% of the issued and outstanding Common Stock of Boundary. The provisions of this Article XIV shall not be deemed to apply to any pledge of, or grant of a security interest in, this Agreement or shares of stock in Boundary by a Repurchaser in connection with any borrowing by, or indebtedness of, such Repurchaser or any corporate affiliate thereof (i.e., a corporation owning,
                                                ----
owned by, or under common control with such Repurchaser); provided, however, that any interest in said shares or this Agreement transferred pursuant to foreclosure under such pledge or security interest shall continue to be subject to the provisions of the Memorandum of Agreement and this Agreement and any transferee thereunder shall be deemed to be substituted in the Memorandum of Agreement and this Agreement for the Repurchaser which granted such pledge or security interest.

              ARTICLE XV -  PRESSURE MEASUREMENT AND OUALITY OF GAS
              -----------------------------------------------------

        The pressure and quality of gas to be sold hereunder shall be in accordance with the standards of pressure and quality set forth in the Purchase Contract for gas to be sold thereunder. The measurement of gas sold under the Purchase Contract shall be used to determine the volumes of gas sold under this Agreement.

        Any information obtained by Boundary pursuant to the provisions of the Purchase Contract with respect to measurement and quality of the gas sold under the Purchase Contract shall be promptly transmitted by Boundary to the Repurchasers.

                 ARTICLE XVI - POSSESSION OF AND TITLE TO GAS
                 --------------------------------------------

        Upon delivery of the gas by Boundary to Repurchasers at the Point of Delivery, title to the gas shall pass from Boundary to Repurchasers and Repurchasers shall take possession of such gas and shall be deemed to be in control thereof. Boundary shall not be responsible for such gas thereafter, regardless of anything thing which may be done, happen or arise with respect to such gas after delivery. Each Repurchaser understands that delivery of the gas by Boundary to Repurchasers shall occur simultaneously with Tennessee's receipt of such gas from TransCanada for Boundary's account, and that Boundary will neither own nor construct any facilities in connection with this Agreement. Notwithstanding the fact that Boundary will hold title to the gas for the instant necessary to transfer title to Repurchasers, delivery of the gas by TransCanada into Tennessee's facilities shall be deemed to be delivery of the gas by Boundary to Repurchasers for purposes of determining as between Boundary and Repurchasers when Repurchasers gain possession and control of the gas.

                    ARTICLE XVII - WARRANTY OF TITLE TO GAS
                    ---------------------------------------

        Boundary warrants that it will, at the time of delivery, have good title to all gas delivered by it to the Repurchasers hereunder, free and clear of all liens, encumbrances and claims whatsoever, and that it will indemnify the Repurchasers against and save them harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses arising from or out of adverse claims of any or all persons with regard to said gas or to royalties, taxes, license fees or charges thereon, which are applicable before the title to the gas passes to the Repurchasers. Boundary further agrees that, as to the gas delivered by Boundary to the Repurchasers hereunder, the Repurchasers shall be entitled to all of the protections provided by the warranty of title set forth in the Purchase Contract.

                  ARTICLE XVIII - FORCE MAJEURE AND REMEDIES
                  ------------------------------------------

        1. Neither Boundary nor any Repurchaser shall be liable in damages to the other for any act, omission or circumstances occasioned by or in consequence of any event constituting force majeure and the obligations of Boundary and Repurchasers then existing hereunder shall be excused during the period thereof to the extent affected by such events of force majeure. The term "force majeure" shall mean any acts of God, strikes, lockouts, acts of the public enemy, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, storms, floods, washouts, arrests and restraints of rulers and peoples, civil disturbances, explosions, breakages or accident to machinery or lines of pipe, line freeze-ups, temporary failure of gas supply, temporary inability of Tennessee to receive gas for Boundary's account, the binding order of any court or governmental authority which has been resisted in good faith by all reasonable legal means, and any other cause, whether of the kind herein enumerated, or otherwise, and whether caused or occasioned by or happening on account of the act or omission of one of the parties hereto which affects deliveries of gas at the Point of Delivery not within the control of the party claiming excuse and which by the exercise of due diligence such party is unable to prevent or overcome. A failure to settle or prevent any strike or other controversy with employees or with anyone purporting or seeking to represent employees shall not be considered to be a matter within the control of the party claiming excuse. Under no circumstances will lack of finances be construed to constitute force majeure.

     2. Such causes or contingencies affecting the performance of this Agreement by any party, however, shall not relieve it of liability in the event of its concurring negligence or in the event of its failure to use due diligence to remedy the situation and remove the cause in an adequate manner and with all reasonable dispatch, nor shall such causes or contingencies affecting the performance of this Agreement relieve any party from its obligation to make payments of amounts then due hereunder nor shall such causes or contingencies relieve any party of liability unless such party shall give notice and full particulars of the same in writing or by telegraph to the other parties as soon as possible after the occurrence relied on.

     3. If due to any cause whatsoever the capacity for deliveries from TransCanada's transmission line is impaired so that TransCanada is unable to deliver to Boundary the Daily Contract Quantity as provided in the Purchase Contract, then Boundary shall not be liable to any of the Repurchasers for the amount of gas not delivered, nor shall the Repurchasers be liable to Boundary to pay for any volumes so curtailed.

     4. If due to any cause whatsoever, the volume of gas to which a Repurchaser is entitled under this Agreement is not delivered because of an impairment in Tennessee's transmission line, Boundary shall not be liable for any damages resulting from such volumes not being delivered.

     5. Boundary's obligation to sell and Repurchasers' obligation to purchase gas hereunder shall be suspended during the effectiveness of any governmental action which results in the interruption of deliveries or which prevents, totally or partially, the exportation of gas from Canada under the Purchase Contract, the importation of gas into the United States under the Purchase Contract, or the resale by Boundary to any Repurchaser under this Agreement, or its transportation by Tennessee to any Boundary Repurchasers; provided, however, that where the exportation, importation, resale or transportation is only partially prevented by the governmental action, Boundary's and Repurchaser's obligations hereunder shall be suspended only to the extent prevented by such governmental action.


                    ARTICLE XIX - ASSIGNMENT TO TRANSCANADA
                    ---------------------------------------

     1. Repurchasers expressly agree that the rights conferred by this Agreement on Boundary may be assigned, and acknowledge and consent to Article XVI of the Purchase Contract, pursuant to which Boundary assigns its rights to receive payments under this Agreement for certain periods to TransCanada, and by said assignment gives TransCanada the right to proceed directly against any Repurchaser whose default under this Agreement has caused a default by Boundary under the Purchase Contract. Boundary and Repurchasers further recognize, acknowledge and agree that such assignment shall not make TransCanada responsible or accountable for any obligations, liabilities, claims and demands arising under the Gas Sales Agreement.

     2. Boundary and Repurchasers recognize and acknowledge that the initial and continuing effectiveness of this Agreement without amendment, modification, or any other change during the term of the Purchase Contract and that the various provisions of this Agreement requiring the consent of TransCanada are deemed to be essential to the effective protection of TransCanada's rights under
Article XVI of the Purchase Contract. Accordingly, Boundary and Repurchasers agree that any amendment, modification or other change of this Agreement, without the prior written consent of TransCanada or any action taken pursuant to this Agreement which action requires the prior written consent of TransCanada and such consent has not been obtained, shall not be effective against TransCanada and may be treated by TransCanada as a breach of this Agreement.


                            ARTICLE XX - REGULATION
                            -----------------------

     This Agreement and the respective obligations of the parties hereunder are subject to all valid laws, orders, certificates, rules and regulations of duly constituted authorities having jurisdiction over the parties hereto or the subject matter hereof. Either Boundary or Repurchasers shall have the right to contest the validity of any such law, order, certificate, rule or regulation and the acquiescence therein or compliance therewith for any period of time shall not be construed as a waiver of such right.


                     ARTICLE XXI - MEMORANDUM OF AGREEMENT
                     -------------------------------------

     This Agreement supersedes and takes the place of the Memorandum of Agreement only with respect to the matters specifically addressed herein, but otherwise the Memorandum of Agreement shall remain in full force and effect.


                  ARTICLE XXII - NONWAIVER AND FUTURE DEFAULT
                  -------------------------------------------

     No waiver by Boundary or any Repurchaser of any one or more defaults by the other in the performance of any provisions of this Agreement shall operate or be construed as a waiver of any continuing or future default or defaults, whether of a like or of a different character.


                           ARTICLE XXIII - AMENDMENT
                           -------------------------

     No Amendment of this Agreement shall be made except in writing signed by all parties hereto.


                            ARTICLE XXIV - NOTICES
                            ----------------------

     Any notice permitted or required under this Agreement shall be given in writing and delivered by telex or certified mail, return receipt requested to the relevant party or parties at the following addresses (unless written notice of changes in such addresses is received by all parties):

Boundary Gas, Inc.                           Long Island Lighting
110 Tremont Street                             Company
Boston, MA 02108                             175 E. Old Country Road
Attention:  James A. Rooney                  Hicksville, NY 11801

The Brooklyn Union Gas Company               Connecticut Natural Gas
195 Montague Street                            Corporation
Brooklyn, NY 11201                           P.O. Box 1500
                                             Hartford, CT 06144
Granite State Gas
  Transmission, Inc.                         Essex County Gas Company
120 Royall Street                            Hunt Road
Canton, MA 02021                             Amesbury, MA 01913

New Jersey Natural Gas Company               Manchester Gas Company
P.O. Box 1468                                P.O. Box 329
Wall, NJ 07719                               Manchester, NH 03105

Boston Gas Company                           Gas Service, Inc.
One Beacon Street                            P.O. Box 329
Boston, MA 02108                             Manchester, NH 03105

The Connecticut Light and                    Valley Gas Company
  Power Company                              1595 Mendon Road
P.O. Box 270                                 Cumberland, RI 02864
Hartford, CT 06141-0270

Consolidated Edison Company                  Berkshire Gas Company
 of New York, Inc.                           115 Cheshire Road
Four Irving Place                            Pittsfield, MA 01201
New York, NY  11801
                                             Fitchburg Gas and Electric
National Fuel Gas Supply                       Light Co.
  Corp.                                      285 John Fitch Highway
10 Lafayette Square                          Fitchburg, MA 01420-8570
Buffalo, NY  14203

                          ARTICLE XXV - GOVERNING LAW
                          ---------------------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


                     ARTICLE XXVI - COUNTERPART EXECUTION
                     ------------------------------------

     This Agreement may be executed in separate, individual counterparts and all of such executed counterparts shall together constitute one and the same instrument.


                  ARTICLE XXVII - PRIOR AGREEMENT SUPERSEDED
                  ------------------------------------------

     This Agreement supersedes in its entirety the Gas Sales Agreement executed on March 6, 1984 by Boundary Gas, Inc., The Brooklyn Union Gas Company, New Jersey Natural Gas Company, Granite State Gas Transmission, Inc. and The Connecticut Light and Power Company.

     IN WITNESS WHEREOF, this Gas Sales Agreement is executed as of the date first above written.


ATTEST:                                 BOUNDARY GAS, INC.


/s/ [SIGNATURE ILLEGIBLE]^^             By  /s/ [SIGNATURE ILLEGIBLE]^^
----------------------------              -------------------------------------
(Seal)


ATTEST:                                 THE BROOKLYN UNION GAS COMPANY


____________________________            By_____________________________________
 (Seal)


ATTEST:                                 GRANITE STATE GAS
                                          TRANSMISSION, INC.

____________________________            By_____________________________________
 (Seal)


ATTEST:                                 NEW JERSEY NATURAL GAS COMPANY


____________________________            By_____________________________________
 (Seal)


ATTEST:                                 BOSTON GAS COMPANY


____________________________            By_____________________________________
 (Seal)


ATTEST:                                 THE CONNECTICUT LIGHT AND
                                          POWER COMPANY


____________________________            By_____________________________________
 (Seal)

     IN WITNESS WHEREOF, this Gas Sales Agreement is executed as of the date first above written.


ATTEST:                                 BOUNDARY GAS, INC.


____________________________            By_____________________________________
 (Seal)


ATTEST:                                 THE BROOKLYN UNION GAS COMPANY


____________________________            By_____________________________________
 (Seal)


ATTEST:                                 GRANITE STATE GAS
                                          TRANSMISSION, INC.


____________________________            By_____________________________________
 (Seal)


ATTEST:                                 NEW JERSEY NATURAL GAS COMPANY


____________________________            By_____________________________________
 (Seal)


ATTEST:                                 BOSTON GAS COMPANY


/s/ [SIGNATURE ILLEGIBLE]^^             By  /s/ [SIGNATURE ILLEGIBLE]^^
----------------------------              -------------------------------------
 (Seal)


ATTEST:                                 THE CONNECTICUT LIGHT AND
                                          POWER COMPANY


____________________________            By_____________________________________
 (Seal)

                FIRST AMENDMENT TO PHASE 2 GAS SALES AGREEMENT
                ----------------------------------------------

     This Contract, to be called the First Amendment To Phase 2 Gas Sales Agreement, is made this 1st day of January, 1990, by and between Boundary Gas, Inc., A Delaware corporation (herein called "Boundary"); and those of the following fifteen (15) United State companies (which collectively own all of the stock of Boundary) signatory hereto: The Brooklyn Union Gas Company; Granite State Gas Transmission, Inc.; New Jersey Natural Gas Company; Boston Gas Company; Yankee Gas Services Company; Consolidated Edison Company of New York, Inc.; National Fuel Gas Supply Corp.; Long Island Lighting Company; Connecticut Natural Gas Corporation; Essex County Gas Company; Manchester Gas Company; Gas Service, Inc.; Valley Gas Company; Berkshire Gas Company; and Fitchburg Gas and Electric Light Co. (herein called individually "Repurchaser" and collectively "Repurchasers").

                             W I T N E S S E T H:

     WHEREAS, Boundary and the Repurchasers have entered into a Phase 2 Gas Sales Agreement for the sale of certain quantities of natural gas ("Phase 2 Volumes") from Boundary to the Repurchasers, dated September 14, 1987 ("Sales Agreement"); and

     WHEREAS, deliveries and resale of the Phase 2 Volumes commenced on January 15, 1988, having been fully authorized by all United States and Canadian regulatory authorities having jurisdiction; and

     WHEREAS, Boundary and the Repurchasers have entered into a Precedent Agreement to First Amendment to Phase 2 Gas Sales Agreement, wherein Boundary and the Repurchasers have agreed to use their best efforts to seek and obtain all necessary regulatory and governmental authorizations to effectuate the terms of this First Amendment to Phase 2 Gas Sales Agreement ("Sales Amendment"); and

     WHEREAS, Boundary has received and accepted all necessary regulatory and governmental authorizations to enable Boundary to effectuate this Gas Sales Amendment; and

     WHEREAS, the Repurchasers have received and accepted all necessary regulatory and governmental authorizations to enable the Repurchasers to effectuate this Gas Sales Amendment; and

     WHEREAS, all other conditions of the Precedent Agreement to the Sales Amendment have now been fulfilled; and

     WHEREAS, Boundary and the Repurchasers now desire and agree to amend the Sales Agreement in the manner set forth herein, so that the terms and conditions of the Sales Agreement are uniform and consistent in all material respects with all contracts and regulatory authorizations governing the resale by Boundary and transportation by Tennessee Gas Pipeline Company of the Phase 2 Volumes.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Sales Agreement and in this Sales

Amendment, Boundary and the Repurchasers agree to amend said Sales Agreement as follows:


     1. Section 1 of Article IX of the Sales Agreement is amended by deleting the last two sentences of said Section.


     2. Article X of the Sales Agreement is amended by deleting Section 2 of said Article and, as a result of such deletion, by renumbering Sections 3, 4, 5 and 6 of said Section 2 to be Sections 2, 3, 4 and 5, respectively.

     3. Section 2(a) of Article X of the Sales Agreement (subsequent to its renumbering in accordance with paragraph 2 above) is amended by deleting the first clause of the first sentence of said Section and by deleting the words "U.S. Sum" and "Section 1(c) (ii)" to be found at the end of said sentence, and substituting therefore "United States Dollar Sum" and "Section 1(a)," respectively, and by adding the words, "and as specified in Section 1 of Article IX of this Agreement" at the end of the said first sentence so that the first sentence of said Section shall state: "Boundary's monthly invoice to each Repurchaser shall include such Repurchaser's share of the United States Dollar Sum, as defined in Article VIII, Section 1(a) of the Purchase Amendment and as specified in Section 1 of Article IX of this Agreement."

     4. Section 2(b) of Article X of the Sales Agreement (subsequent to its renumbering in accordance with paragraph 2 above) is amended by deleting the words "U.S. Sum" to be found at the end of the first sentence of said Section and substituting therefore the words "United States Dollar Sum" so that the relevant phrase of said sentence shall state: " . . . the amount of any invoice for such Repurchaser's proportionate share of the United States Dollar Sum."

     5. Section 3 of Article X of the Sales Agreement (subsequent to its renumbering in accordance with paragraph 2 above) is amended by adding the words "of this Agreement" after the words and numbers "Sections 2 and 3 of Article IX" to be found in the first sentence of said Section, so that the relevant phrase of said sentence shall state " . . . amounts due under Sections 2 and 3 of
Article IX of this Agreement shall be made to Boundary."

     6. This Sales Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     7. All terms and conditions of the Sales Agreement not referenced herein shall remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment to the Phase 2 Gas Sales Agreement is executed as of the date first above written.


ATTEST:                                 BOUNDARY GAS, INC.


_____________________________           _______________________________________
 (Seal)


ATTEST:                                 THE BROOKLYN UNION GAS COMPANY


_____________________________           _______________________________________
 (Seal)


ATTEST:                                 GRANITE STATE GAS
                                          TRANSMISSION, INC.


_____________________________           _______________________________________
 (Seal)


ATTEST:                                 NEW JERSEY NATURAL GAS COMPANY


_____________________________           _______________________________________
 (Seal)


ATTEST:                                 BOSTON GAS COMPANY


                                        /s/ W. P. Luthern
_____________________________           ---------------------------------------
 (Seal)


ATTEST:                                 YANKEE GAS SERVICES COMPANY


_____________________________           _______________________________________
 (Seal)

                              SECOND AMENDMENT TO
                          PHASE 2 GAS SALES AGREEMENT
                          ---------------------------

     This Contract, to be called the Second Amendment To Phase 2 Gas Sales Agreement, is made this 1st day of July, 1989, by and between Boundary Gas, Inc., a Delaware Corporation (herein called "Boundary"); and those of the following fifteen (15) United States companies (which collectively own all of the stock of Boundary) signatory hereto: The Brooklyn Union Gas Company; Granite State Gas Transmission, Inc.; New Jersey Natural Gas Company; Boston Gas Company; Yankee Gas Services Company ("Yankee Gas"); Consolidated Edison Company of New York, Inc.; National Fuel Gas Supply Corp.; Long Island Lighting Company; Connecticut Natural Gas Corporation; Essex County Gas Company; Manchester Gas Company; Gas Service, Inc.; Valley Gas Company; Berkshire Gas Company; and Fitchburg Gas and Electric Light Co. (herein called individually "Repurchaser" and collectively "Repurchasers").

                             W I T N E S S E T H :

     WHEREAS, Boundary, The Connecticut Light and Power Company ("CL&P") and all the Repurchasers except Yankee Gas have entered into a Phase 2 Gas Sales Agreement for the sale of certain quantities of natural gas from Boundary, dated September 14, 1987 ("Sales Agreement"), to be amended pursuant to the terms of the Precedent Agreement To First Amendment To Phase 2 Gas Sales Agreement, dated September 14, 1988; and

     WHEREAS, on or about July 1, 1989, CL&P will transfer or assign its retail gas distribution franchises, the assets of its Gas Group, its entire interest in the stock of Boundary, and all its interests, rights, and obligations under the Sales Agreement to Yankee Gas, a newly formed company; and

     WHEREAS, in accordance with Article XIV of the Sales Agreement, Yankee Gas will ratify and agree to become a party to the Sales Agreement and the Memorandum of Agreement; and

     WHEREAS, Article XIV of the Sales Agreement requires that the Sales Agreement be amended to reflect the sale, transfer or assignment to Yankee Gas; and

     WHEREAS, Article XIX of the Sales Agreement further provides for the prior written consent of TransCanada PipeLines, Limited ("TransCanada") to such an amendment.

     NOW, THEREFORE, in accordance with Article XIV, XIX and XXIII of the Sales Agreement, the parties hereto agree to amend the Sales Agreement, effective upon CL&P's assignment or transfer of all of its stock and rights in the Sales Agreement to Yankee Gas, as follows:

  1. The Preamble and Article VII of the Sales Agreement are amended by deleting the name "The Connecticut Light and Power Company" and substituting therefor the name "Yankee Gas Services Company."

  2. Article XXIV of the Sales Agreement is amended by deleting "The Connecticut Light and Power Company, P.O. Box 270, Hartford, CT 06141-0270" and substituting therefore the "Yankee Gas Services Company, P.O. Box 4002, Rocky Hill, CT 06067."

  3. The Memorandum of Agreement is amended in all respects necessary to reflect this transfer and, as so amended, is appended hereto.

  4.   The Sales Agreement, as amended, is hereby ratified and confirmed.

  5. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

  6. All terms and conditions of the Sales Agreement not referenced herein shall remain in full force and effect.

  7. This Second Amendment shall be effective as of the date that CL&P assigns or transfers all of its stock and rights under the Sales Agreement to Yankee Gas.

  8. This Second Amendment may be executed by separate, individual counterparts, and all of such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Second Amendment to the Phase 2 Gas Sales Agreement is executed as of the date written above.


ATTEST:                                 BOUNDARY GAS, INC.


_____________________________           By_____________________________________
 (Seal)


ATTEST:                                 THE BROOKLYN UNION GAS COMPANY


_____________________________           By_____________________________________
 (Seal)

ATTEST:                                 GRANITE STATE GAS
                                          TRANSMISSION, INC.


_____________________________           By_____________________________________
 (Seal)


ATTEST:                                 NEW JERSEY NATURAL GAS COMPANY


_____________________________           By_____________________________________
 (Seal)


ATTEST:                                 BOSTON GAS COMPANY


/s/ [SIGNATURE ILLEGIBLE]^^             By /s/ William P. Luthern
-----------------------------             -------------------------------------
Asst. Sec'y
(Seal)


ATTEST:                                 YANKEE GAS SERVICES COMPANY


_____________________________           By_____________________________________
 (Seal)


ATTEST:                                 CONSOLIDATED EDISON COMPANY OF
                                          NEW YORK, INC.


_____________________________           By_____________________________________
 (Seal)


ATTEST:                                 NATIONAL FUEL GAS SUPPLY CORP.


_____________________________           By_____________________________________
 (Seal)

                THIRD AMENDMENT TO PHASE 2 GAS SALES AGREEMENT
                ----------------------------------------------

     This Contract, to be called the Third Amendment To Phase 2 Gas Sales Agreement ("Third Sales Amendment"), is made this _____ day of __________, 1991, by and between Boundary Gas, Inc., a Delaware corporation (hereinafter called "Boundary") and those of the following fifteen (15) United States companies (which collectively own all of the stock of Boundary) which are signatory hereto: The Brooklyn Union Gas Company; Granite State Gas Transmission, Inc.; New Jersey Natural Gas Company; Boston Gas Company; Yankee Gas Services Company; Consolidated Edison Company of New York, Inc.; National Fuel Gas Supply Corporation; Long Island Lighting Company; Connecticut Natural Gas Corporation; Essex County Gas Company; Manchester Gas Company; Gas Service, Inc.; Valley Gas Company; Berkshire Gas Company; and Fitchburg Gas and Electric Light Company (herein called individually "Repurchaser" and collectively "Repurchasers").

                             W I T N E S S E T H:

     WHEREAS, Boundary and the Repurchasers have entered into a Phase 2 Gas Sales Agreement dated September 14, 1987, as amended effective July 1, 1989 and January 1, 1990, ("Sales Agreement") for the sale of certain quantities of natural gas ("Phase 2 Volumes") from Boundary to the Repurchasers; and

     WHEREAS, deliveries and resale of the Phase 2 Volumes commenced on January 15, 1988, having been fully authorized by all

United States and Canadian regulatory authorities having jurisdiction; and

     WHEREAS, Boundary and the Repurchasers entered into a Precedent Agreement to Third Amendment To Phase 2 Gas Sales Agreement, in which Boundary and the Repurchasers agreed to use their best efforts to seek and obtain all necessary regulatory and governmental authorizations to effectuate the terms of the Third Sales Amendment; and

     WHEREAS, Boundary has received and accepted all necessary regulatory and governmental authorizations to enable Boundary to effectuate the Third Sales Amendment; and

     WHEREAS, the Repurchasers have received and accepted any necessary regulatory and governmental authorizations to enable the Repurchasers to effectuate the Third Sales Amendment; and

     WHEREAS, all other conditions of the Precedent Agreement To Third Amendment To Gas Sales Agreement have now been fulfilled; and

     WHEREAS, Boundary and the Repurchasers now desire and agree to amend the Sales Agreement in the manner set forth herein, in order to clarify the excess gas pricing calculation in the Sales Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Sales Agreement, as amended, and in this Third Sales Amendment, Boundary and the Repurchasers agree to amend the Sales Agreement as follows:

     1. Article IX, Section 1., of the Sales Agreement is amended by deleting the period (.) at the end of the fifth sentence and replacing it with a semicolon (;), and by adding the following language: "provided, however, that if gas released and taken pursuant to Article XI, Section 1. is taken at a price which does not include a full aliquot share of the Monthly Demand Charge, Boundary shall take the variation into account in performing the subject calculation."

     2. This Third Sales Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     3. All terms and conditions of the Sales Agreement not referenced herein shall remain in full force and effect.

     IN WITNESS WHEREOF, this Third Amendment To Phase 2 Gas Sales Agreement is executed as of the date first written above.


ATTEST:                                      BOUNDARY GAS, INC.


_______________________________              By:________________________________
 (Seal)

ATTEST:                                      THE BROOKLYN UNION GAS COMPANY


_______________________________              By:________________________________
 (Seal)


ATTEST:                                      GRANITE STATE GAS
                                               TRANSMISSION, INC.


_______________________________              By:________________________________
 (Seal)


ATTEST:                                      NEW JERSEY NATURAL GAS COMPANY


_______________________________              By:________________________________
 (Seal)


ATTEST:                                      BOSTON GAS COMPANY


                                             By:   /s/ William R. Luthern
_______________________________                 --------------------------------
 (Seal)


ATTEST:                                      YANKEE GAS SERVICES COMPANY


_______________________________              By:________________________________
 (Seal)


ATTEST:                                      CONSOLIDATED EDISON COMPANY OF
                                               NEW YORK, INC.


_______________________________              By:________________________________
 (Seal)

                              FOURTH AMENDMENT TO
                          PHASE 2 GAS SALES AGREEMENT
                          ---------------------------

     This Contract, to be called the Fourth Amendment To Phase 2 Gas Sales Agreement, is made this 5th day of June, 1991, by and between Boundary Gas, Inc., a Delaware Corporation (herein called "Boundary"); and those of the following fourteen (14) United States companies (which collectively own all of the stock of Boundary) signatory hereto: The Brooklyn Union Gas Company; Granite State Gas Transmission, Inc.; New Jersey Natural Gas Company; Boston Gas Company; Yankee Gas Services Company; Consolidated Edison Company of New York, Inc.; National Fuel Gas Supply Corp.; Long Island Lighting Company; Connecticut Natural Gas Corporation; Essex County Gas Company; EnergyNorth Natural Gas, Inc. ("EnergyNorth"); Valley Gas Company; Berkshire Gas Company; and Fitchburg Gas and Electric Light Co. (herein called individually "Repurchaser" and collectively "Repurchasers").

                             W I T N E S S E T H :

     WHEREAS, Boundary, Manchester Gas Company ("Manchester"), Gas Service, Inc. ("Gas Service") and all the Repurchasers except EnergyNorth have entered into a Phase 2 Gas Sales Agreement for the purchase of certain quantities of natural gas from Boundary, dated September 14, 1987 ("Sales Agreement"), as amended effective July 1, 1989 and January 1, 1990, and as to be amended pursuant to the terms of the Precedent Agreement to Third Amendment to Phase 2 Gas Sales Agreement; and

     WHEREAS, Manchester and Gas Service have merged into EnergyNorth, transferring their entire interest in the stock of Boundary to EnergyNorth, effective October 1, 1988; and

     WHEREAS, on October 6, 1980, all of the Stockholders of Boundary entered into a Memorandum of Agreement, which was amended on April 29, 1983, February 23, 1984, April 16, 1984 and July 1, 1989, and supplemented on May 31, 1985; and

     WHEREAS, in accordance with Article XIV of the Sales Agreement, EnergyNorth has agreed to ratify and become a party to the Sales Agreement and the Memorandum of Agreement; and

     WHEREAS, Article XIV of the Sales Agreement requires that the Sales Agreement be amended to reflect the transfer to EnergyNorth; and

     WHEREAS, Article XIX of the Sales Agreement further provides for the prior written consent of Trans Canada PipeLines, Limited ("TransCanada") to such an amendment.

     NOW, THEREFORE, in accordance with Article XIV, XIX and XXIII of the Sales Agreement, the parties hereto agree to amend the Sales Agreement, effective as of the date first written above as follows:

   1. The Preamble and Article VII of the Sales Agreement are amended by deleting the names "Manchester Gas Company" and "Gas Service, Inc." and substituting therefor the name "EnergyNorth Natural Gas, Inc."

   2. Article XXIV of the Sales Agreement is amended by deleting "Manchester Gas Company, P.O. Box 329, Manchester, NH 03105" and "Gas Service Inc., P.O. Box 329, Manchester, NH 03105" and substituting therefore "EnergyNorth Natural Gas, Inc., 1260 Elm Street, Manchester, NH 03105."

   3.   The Memorandum of Agreement is being amended concurrently herewith.

   4.   The Sales Agreement, as amended, is hereby ratified and confirmed.

   5. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

   6. All terms and conditions of the Sales Agreement not referenced herein shall remain in full force and effect.

   7. This Fourth Amendment shall be effective as of the date first written above.

   8. This Fourth Amendment may be executed by separate, individual counterparts, and all of such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Fourth Amendment to the Phase 2 Gas Sales Agreement is executed as of the date written above.


ATTEST:                                      BOUNDARY GAS, INC.


_______________________________              By:________________________________
 (Seal)


ATTEST:                                      THE BROOKLYN UNION GAS COMPANY


_______________________________              By:________________________________
 (Seal)


ATTEST:                                      GRANITE STATE GAS
                                               TRANSMISSION, INC.


_______________________________              By:________________________________
 (Seal)


ATTEST:                                      NEW JERSEY NATURAL GAS COMPANY


_______________________________              By:________________________________
 (Seal)


ATTEST:                                      BOSTON GAS COMPANY


                                             By:  /s/ William R. Luthern
_______________________________                 --------------------------------
 (Seal)


ATTEST:                                      YANKEE GAS SERVICES COMPANY


_______________________________              By:________________________________
 (Seal)

                              FIFTH AMENDMENT TO
                          PHASE 2 GAS SALES AGREEMENT
                          ---------------------------

     This Contract, to be called the Fifth Amendment To Phase 2 Gas Sales Agreement, is made this 4th day of May, 1993, by and between Boundary Gas, Inc., a Delaware Corporation (herein called ("Boundary"); and those of the following fourteen (14) United States companies (which collectively own all of the stock of Boundary) signatory hereto: The Brooklyn Union Gas Company; Granite State Gas Transmission, Inc.; New Jersey Natural Gas Company; Boston Gas Company; Yankee Gas Services Company; Consolidated Edison Company of New York, Inc.; National Fuel Gas Distribution Corporation (('Distribution"); Long Island Lighting Company; Connecticut Natural Gas Corporation; Essex County Gas Company; EnergyNorth Natural Gas, Inc.; Valley Gas Company; Berkshire Gas Company; and Fitchburg Gas and Electric Light Company (herein called individually "Repurchaser" and collectively "Repurchasers").


                             W I T N E S S E T H :

     WHEREAS, Boundary, National Fuel Gas Supply Corporation ("Supply") and all the Repurchasers except Distribution have entered into a Phase 2 Gas Sales Agreement for the purchase of certain quantities of natural gas from Boundary, dated September 14, 1987 ("Sales Agreement"), as amended effective July 1, 1989, January 1, 1990, June 5, 1991 and November 6, 1991; and

     WHEREAS, on October 6, 1980, all of the Stockholders of Boundary entered into a Memorandum of Agreement, which was amended on April 29, 1983, February 23, 1984, April 16, 1984, July 1, 1989 and June 5, 1991, and supplemented on May 31, 1985; and

     WHEREAS, Supply is assigning its interest in the Sales Agreement and its entire interest in the stock of Boundary to Distribution, its affiliate, effective as of the date that the Federal Energy Regulatory Commission ("FERC") makes Supply's restructuring effective; and

     WHEREAS, in accordance with Article XIV of the Sales Agreement, Distribution has agreed to ratify and become a party to the Sales Agreement and the Memorandum of Agreement; and

     WHEREAS, Article XIV of the Sales Agreement requires that the Sales Agreement be amended to reflect the transfer to Distribution; and

     WHEREAS, Article XIX of the Sales Agreement further provides for the prior written consent of TransCanada PipeLines, Limited ("TransCanada") to such an amendment.

     NOW, THEREFORE, in accordance with Article XIV, XIX and XXIII of the Sales Agreement, the parties hereto agree to amend the Sales Agreement, effective as of the date that the FERC makes Supply's restructuring effective as follows:

          1. The Preamble and Article VII of the Sales Agreement are amended by deleting the names "National Fuel Gas Supply Corporation" and "National Fuel Gas Supply Corp.," respectively, and substituting therefore the name "National Fuel Gas Distribution Corporation."

          2. The first Whereas clause of the Sales Agreement is amended by deleting the words "November 1, 1996" and substituting therefore the words January 15, 2003."

          3. Article I of the Sales Agreement is amended by deleting the words "and April 16, 1984" and substituting therefore the words ", April 16, 1984, July 1, 1989 and June 5, 1991,"

          4. Article XXIV of the Sales Agreement is amended by deleting "National Fuel Gas Supply Corp., 10 Lafayette Square, Buffalo, NY 14203" and substituting therefore "National Fuel Gas Distribution Corporation, 10 Lafayette Square, Buffalo, NY 14203."

          5. The Memorandum of Agreement is being amended concurrently herewith.

          6. The Sales Agreement, as amended, is hereby ratified and confirmed.

          7. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          8. All terms and conditions of the Sales Agreement not referenced herein shall remain in full force and effect.

          9. This Fifth Amendment shall be effective as of the date that the FERC makes Supply's restructuring effective.

          10. This Fifth Amendment may be executed by separate, individual counterparts, and all of such counterparts together shall constitute one and the same instrument.


          IN WITNESS WHEREOF, this Fifth Amendment to the Phase 2 Gas Sales Agreement is executed as of the date written above.


ATTEST:                                 BOUNDARY GAS, INC.


/s/ [ SIGNATURE ILLEGIBLE]^^            By /s/ Michael S. Lucy
-----------------------------              -----------------------------
      (Seal)

ATTEST:                                 THE BROOKLYN UNION GAS COMPANY

_______________________________         By___________________________
 (Seal)


ATTEST:                                 GRANITE STATE GAS TRANSMISSION, INC.


_______________________________         By___________________________
 (Seal)

ATTEST:                                 NEW JERSEY NATURAL GAS COMPANY


_______________________________         By___________________________
 (Seal)


ATTEST:                                 BOSTON GAS COMPANY


                                        By /s/ W. R. Luthern
_______________________________           ---------------------------
 (Seal)


ATTEST:                                 YANKEE GAS SERVICES COMPANY


_______________________________         By___________________________
 (Seal)


ATTEST:                                 CONSOLIDATED EDISON COMPANY OF
                                        NEW YORK, INC.


_______________________________         By___________________________
 (Seal)

                               SIXTH AMENDMENT TO
                          PHASE 2 GAS SALES AGREEMENT
                          ---------------------------



          This Contract, to be called the Sixth Amendment To Phase 2 Gas Sales Agreement, is made this 9th day of September, 1993, by and between Boundary Gas, Inc., a Delaware Corporation (herein called "Boundary"); and those of the following fifteen (15) United States companies (which collectively own all of the stock of Boundary) signatory hereto: The Brooklyn Union Gas Company; Bay State Gas Company ("Bay State"); Northern Utilities, Inc. ("Northern Utilities"); New Jersey Natural Gas Company; Boston Gas Company; Yankee Gas Services Company; Consolidated Edison Company of New York, Inc.; National Fuel Gas Distribution Corporation; Long Island Lighting Company; Connecticut Natural Gas Corporation; Essex County Gas Company; EnergyNorth Natural Gas, Inc.; Valley Gas Company; Berkshire Gas Company; and Fitchburg Gas and Electric Light Company (herein called individually "Repurchaser" and collectively "Repurchasers").


                              W I T N E S S E T H


     WHEREAS, Boundary, Granite State Gas Transmission, Inc. ("Granite State") and all the Repurchasers except Bay State and Northern Utilities have entered into a Phase 2 Gas Sales Agreement for the purchase of certain quantities of natural gas from Boundary, dated September 14, 1987 ("Sales Agreement"), as amended effective July 1, 1989, January 1, 1990, June 5, 1991, November 6, 1991 and May 4, 1993; and

     WHEREAS, on October 6, 1980, all of the Stockholders of Boundary entered into a Memorandum of Agreement, which was amended on April 29, 1983, February 23, 1984, April 16, 1984, July 1, 1989, June 5, 1991, and May 4, 1993, and
supplemented on May 31, 1985; and

     WHEREAS, Granite State is assigning its interest in the Sales Agreement and its entire interest in the stock of Boundary to its affiliates, Bay State and Northern Utilities, effective as of the date that the Federal Energy Regulatory Commission ("FERC") makes Granite State's restructuring effective; and

     WHEREAS, in accordance with Article XIV of the Sales Agreement, Bay State and Northern Utilities have agreed to ratify and become parties to the Sales Agreement and the Memorandum of Agreement; and

     WHEREAS, Article XIV of the Sales Agreement requires that the Sales Agreement be amended to reflect the transfer to Bay State and Northern Utilities; and

     WHEREAS, Article XIX of the Sales Agreement further provides for the prior written consent of TransCanada PipeLines, Limited ("TransCanada") to such an amendment.

     NOW, THEREFORE, in accordance with Article XIV, XIX and XXIII of the Sales Agreement, the parties hereto agree to amend the Sales Agreement, effective as of the date that the FERC makes Granite State's restructuring effective as follows:

     1. The Preamble of the Sales Agreement is amended by (a) deleting the words "fourteen (14)" and substituting therefore the words "fifteen
          (15)", and (b) deleting the name "Granite State Gas Transmission, Inc." and substituting therefore the names "Bay State Gas Company; Northern Utilities, Inc.".

     2. Article I of the Sales Agreement is amended by deleting the words "and May 4, 1993" and substituting therefore the words", May 4, 1993 and September 9, 1993,".

     3.   The table in Article VII, Section 2. of the Sales Agreement is amended by (a) deleting the entry "Granite State Gas Transmission, Inc.....
          13.51"; (b) inserting after the entry for Bonston Gas Company the entry "Bay State Gas Company..... 11.00"; and (c) inserting after the entry for EnergyNorth Natural Gas, Inc. the entry "Northern Utilities,
          Inc.... 2.51".

     4. Article XXIV of the Sales Agreement is amended by deleting "Granite State Gas Transmission, Inc., 300 Friberg Parkway, Westborough, MA 01581" and substituting therefore "Bay State Gas Company, 300 Friberg Parkway, Westborough, MA 01581" and

             "Northern utilities, Inc., 300 Friberg Parkway, Westborough, MA 01581".

         5.  The Memorandum of Agreement is being amended concurrently herewith.

         6.  The Sales Agreement, as amended, is hereby ratified and confirmed.

         7. This sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         8. All terms and conditions of the Sales Agreement not referenced herein shall remain in full force and effect.

         9. This Sixth Amendment may be executed by separate, individual counterparts, and all of such counterparts together shall constitute one and the same instrument.


             IN WITNESS WHEREOF, this Sixth Amendment to the Phase 2 Gas Sales Agreement is executed as of the date written above.


ATTEST:                                           BOUNDARY GAS, INC.


____________________________                      BY /s/ SIGNATURE ILLEGIBLE^^
                                                    ------------------------
   (Seal)

ATTEST:                                           THE BROOKLYN UNION GAS COMPANY

___________________________                       By ___________________________
      (Seal)


ATTEST:                                           NEW JERSEY NATURAL GAS COMPANY


___________________________                       By ___________________________
      (Seal)


ATTEST:                                           BOSTON GAS COMPANY


___________________________                       By /s/ William P. Luthern
                                                    ----------------------------
      (Seal)


ATTEST:                                           YANKEE GAS SERVICES COMPANY


___________________________                       By ___________________________
      (Seal)


ATTEST:                                           CONSOLIDATED EDISON COMPANY OF
                                                    NEW YORK, INC.

___________________________                       By ___________________________
      (Seal)


ATTEST:                                           NATIONAL FUEL GAS DISTRIBUTION
                                                    CORPORATION

___________________________                       By ___________________________
      (Seal)

ATTEST:                                           LONG ISLAND LIGHTING COMPANY

___________________________                       By ___________________________

                                                                [LOGO]

                                                  BOUNDARY GAS, INC.
                                                  ONE BOWDOIN SQUARE
                                                  BOSTON, MASSACHUSETTS 02114
                                                  TELEPHONE: (617) 227-8080
                                                  FAX:  (617) 227-2690
                                                  TELEX:  95-1459

March 8,1996


William Luthem
Boston Gas Company
One Beacon Street
Boston, MA 02108

Re:  Amendment to Boundary Gas Sales Agreement
     -----------------------------------------

Dear Mr. Luthem:

The Gas Purchase Contract between Boundary Gas, Inc. ("Boundary") and TransCanada PipeLines Limited ("TransCanada") dated September 14, 1987, as amended ("Purchase Contract"), has been amended to facilitate, permanently on a firm basis, the delivery of the daily share of the Boundary volumes of National Fuel Gas Distribution Corporation ("National Fuel") to the point of interconnection between TransCanada and Empire State Pipeline ("Empire") at Chippawa, Ontario.

A copy of the March 6, 1996 Letter Amendment between Boundary and TransCanada ("Letter Amendment"), is attached hereto. This amendment to the Purchase Contract requires corresponding amendments to the Phase 2 Gas Sales Agreement between Boundary and Boston Gas Company ("Boston Gas") dated September 14, 1987, as amended ("Gas Sales Agreement").

Specifically, effective upon the effectiveness of the Letter Amendment, the Gas Sales Agreement is amended as follows:


          (a) In the First Whereas Clause, the clause "and, with respect to the quantities to be resold to National Fuel Gas Distribution Corporation ("National Fuel"), by Empire State Pipeline ("Empire") for Boundary's account at or near the existing point of interconnection between the pipeline systems of TransCanada and Empire near Chippawa, Ontario" shall be inserted immediately after the words "Niagara Falls, Ontario."

          (b) The following new Whereas Clause shall be inserted after the present Fifth Whereas Clause: "WHEREAS, Empire has received and accepted

March 8, 1996
Page 2

              all necessary certificates, permits, licenses and authorizations to enable Empire to transport the quantities of gas purchased by Boundary from TransCanada and resold to National Fuel; and."

          (c) The following new Whereas Clause shall be inserted after the present Seventh Whereas Clause: "WHEREAS, National Fuel has executed a duly authorized Transportation Contract with Empire pursuant to which Empire agrees to transport for National Fuel the quantities of gas purchased by National Fuel from Boundary; and."

          (d) In Article IV, the clause "or, in the case of National Fuel, the point at which TransCanada delivers to Empire" shall be inserted after the word "Tennessee."

          (e) In Article V, the clause "or, in the case of National Fuel, with Empire" shall be inserted after the word "Tennessee."

          (f) In Article VII, Section 1, the word "Tennessee's" shall be deleted and the clause "by Tennessee or, in the case of National Fuel, by Empire" shall be inserted after the word "receipt."

          (g) In Article IX, Section 1, the following proviso shall be inserted at the end of the fourth sentence thereof: ", provided, however, that any increase or decrease in the Monthly Demand Charge or Commodity Charge with respect to the Chippawa Daily Contract Quantity, pursuant to the provisos to Sections 3 and 4, respectively, of Article VII of the Purchase Contract, shall be paid by National Fuel to Boundary."

          (h) In Article XVI, Section 1, the word "Tennessee's" shall be deleted and the clause "by Tennessee or, in the case of National Fuel, by Empire" shall be inserted after the word "receipt."

          (i) In Article XVI, Section 1, the clause "or, in the case of National Fuel, into Empire's facilities" shall be inserted after the words "into Tennessee's facilities."

          (j) In Article XVIII, Section 1, the clause "or, in the case of National Fuel, of Empire" shall be inserted after the words "inability of Tennessee."

March 8,1996
Page 3


          (k) In Article XVIII, Section 4, the clause "or, in the case of National Fuel, in Empire's transmission line" shall be inserted after the words "in Tennessee's transmission line."

          (1) In Article XVIII, Section 5, the clause "or by Empire to National Fuel" shall be inserted after the words "to any Boundary Repurchasers."

Please acknowledge these amendments by signing in the space provided below and returning an executed copy to me.

Sincerely,

Boundary Gas, Inc.

/s/ Michael S. Lucy

Michael S. Lucy
President

ACKNOWLEDGED AND ACCEPTED THIS
15/th/ DAY OF MARCH, 1996

BOSTON GAS COMPANY


By:  /s/ [SIGNATURE ILLEGIBLE]^^
     ---------------------------
Title:  Vice President
        ------------------------

                                                              [LOGO]


                                                    BOUNDARY GAS, INC.
                                                    ONE BOWDOIN SQUARE
                                                    BOSTON, MASSACHUSETTS 02114
                                                    TELEPHONE: (617) 227-8080
                                                    FAX: (617) 227-2690
                                                    TELEX:  95-1459


                                 March 6, 1996



Mr. Peter Ewing
TransCanada Gas Marketing Limited,
as Agent for
TransCanada PipeLines Limited
55 Yonge Street, 11th Floor
Toronto, Ontario  M5E 1J4


         Re:  Fifth Amendment To TransCanada/Boundary
              Phase 2 Gas Purchase Contract
              ---------------------------------------

Dear Mr. Ewing:


     Boundary Gas, Inc. ("Boundary") and TransCanada Pipelines Limited ("TransCanada") are parties to the Phase 2 Gas Purchase Contract, dated September 14, 1987, as amended ("Purchase Contract"), which provides, inter
                                                                      -----
alia, for the delivery of gas by TransCanada to Boundary at TransCanada's point
----
of interconnection with Tennessee Gas Pipeline Company ("Tennessee") near Niagara Falls, Ontario for redelivery to National Fuel Gas Distribution Corporation ("National Fuel") and fourteen other utility companies engaged in the distribution of gas in the Northeastern United States. This Amendment concerns one change to the Purchase Contract. Namely, National Fuel has requested, and TransCanada and Boundary have agreed, to amend the Purchase Contract to facilitate, permanently on a firm basis, the delivery of National Fuel's daily share of the Boundary volumes to the point of interconnection between TransCanada and Empire State Pipeline ("Empire") at Chippawa, Ontario.

Mr. Peter Ewing
March 6, 1996
Page 2

          This letter reflects our agreement to the following amendments to the Purchase Contract:

          1.   The First Whereas Clause is amended as follows:

               (a) by deleting the words "a point" and substituting the word "points" therefore;

               (b) by deleting the term "'Point of Interconnection'" and substituting the term "'Tennessee Point of Interconnection'" therefore; and

               (c) by adding the following clause after the new term "Tennessee Point of Interconnection":

          , and near Chippawa, Ontario, where it interconnects with the facilities of Empire State Pipeline ("Empire"), herein called "Empire Point of Interconnection" (the Tennessee Point of Interconnection and the Empire Point of Interconnection together, herein called "Points of Interconnection")

          2. The Third Whereas Clause is deleted and the following clause is substituted therefore:

          WHEREAS, Tennessee and Empire (herein called "U.S. Transporters") own and operate natural gas transmission pipeline systems in the United States, which interconnect with Seller's pipeline system at the aforementioned Points of Interconnection; and

          3.   The Fourth Whereas Clause is amended as follows:

               (a) by deleting the words "Tennessee has" and substituting the words "U.S. Transporters have" therefore; and

               (b) by deleting the word "Point" and substituting the word "Points" therefore.

Mr. Peter Ewing
March 6, 1996
Page 3


          4. Article 1, Section 10, "Daily Contract Quantity" is amended by adding the following sentence after the second sentence:

          For the purpose of calculating the Monthly Demand Charge provided for in Section 3 of Article VII hereof, and for the purpose of defining the Scheduled Daily Delivery at the Points of Delivery, the Daily Contract Quantity at the Tennessee Point of Interconnection shall be deemed to be equal to the Daily Contract Quantity defined above less 2,497.5 Mcf (the "Niagara Daily Contract Quantity") and the Daily Contract Quantity at the Empire Point of Interconnection shall be deemed to be equal to 2,497.5 Mcf (the "Chippawa Daily Contract Quantity").

          5.   Article III, Points of Delivery, is amended as follows:

               (a) by deleting the word "POINT" in the title and substituting the word "POINTS" therefore;

               (b) by adding before the words "Point of Interconnection" in the first sentence the words "Empire Point of Interconnection for the Chippawa Daily Contract Quantity and shall be the Tennessee";

               (c) by adding after the words "for the account of Buyer" in the first sentence the words "for the Niagara Daily Contract Quantity";

               (d) by deleting the word "Tennessee" at each place that it appears in the second sentence and substituting the words "U.S. Transporters" therefore; and

               (e) by deleting the word "Tennessee's" in the second sentence and substituting the word "U.S. Transporters'" therefore.

Mr. Peter Ewing
March 6, 1996
Page 4


     6. Article IV, Delivery Pressure, is amended by adding after the words "700 pounds per square inch gauge" the words "at the Tennessee Point of Interconnection, and not less than 1225 pounds per square inch gauge at the Empire Point of Interconnection."

     7.   Article VII, Price, Section 3 (as amended) is amended as follows:

          (a) by deleting the words "point of delivery" in subsection (i) of the first paragraph and substituting the words "Tennessee Point of Interconnection" therefore;

          (b) by deleting the "." at the end of subsection (iii) of the first paragraph and substituting a ";" therefore;

          (c) by inserting before the last sentence of the first paragraph the following proviso:

     provided, however, that the Monthly Demand Charge shall be increased or decreased, as appropriate, by an amount equal to the product of the Chippawa Daily Contract Quantity and the difference between the monthly demand tolls (including the monthly demand component of the delivery pressure tolls) per Mcf as determined by Canada's National Energy Board and in effect on the first day of the month applicable to the transportation of firm gas on Seller's system to the Tennessee and Empire Points of Interconnection.;

     and

          (d) by inserting after the words "Demand Charge Rate" at the beginning of the second paragraph the clause ", and, with respect to the proviso in the preceding paragraph, the difference between the monthly demand tolls per Mcf on Seller's system to the Tennessee and Empire Points of Interconnection,".

Mr. Peter Ewing
March 6, 1996
Page 5


     8. Article VII, Price, Section 4, is amended by deleting the period and inserting the following new proviso at the end thereof:

     ; provided, however, that the Commodity Charge in respect of the Chippawa Daily Contract Quantity shall be increased or decreased, respectively, by (i) the differential calculated in accordance with the proviso in Section 3 above, (ii) an amount equal to the amount by which the commodity toll applicable to the firm transportation of gas to the Empire Point of Interconnection exceeds or is less than the commodity toll applicable to the firm transportation of gas to the Tennessee Point of Interconnection [Niagara], (iii) an amount equal to the amount by which the commodity component of the delivery pressure toll applicable to the firm transportation of gas to the Empire Point of Interconnection exceeds or is less than the commodity component of the delivery pressure toll applicable to the firm transportation of gas to the Tennessee Point of Interconnection and (iv) an amount equal to the product of the commodity charge, as otherwise determined for the Tennessee Point of Interconnection, and the differential between the fuel requirement applicable to the firm transportation of gas to the Empire and Tennessee Points of Interconnection, calculated per MMbtu.

     9. Article VIII, Billings and Payment, is amended by adding the words "at each Point of Delivery" after the words "daily and total quantity of gas delivered hereunder" in the first sentence of Section 1(a) and in the second sentence of Section 1(b).

     10. Article IX, Quality, is amended by deleting the phrase "Point of Delivery" in the first sentence of Section 1 and substituting the phrase "Points of Delivery" therefore.

Mr. Peter Ewing
March 6, 1996
Page 6


     11.  Article X, Measurement of Gas, is amended as follows:

          (a) by deleting the phrase "Point of Delivery" at each place that it appears and substituting the phrase "Points of Delivery" therefore;

          (b) by deleting the word "Tennessee" at each place that it appears and substituting the words "U.S. Transporters" therefore; and

          (c) by deleting the word "its" in Section 3. (b) and substituting the word "their" therefore.

     12.  Article XII, Force Majeure, is amended as follows:

          (a) by deleting the word "Tennessee" at each place that it appears and substituting the words "U.S. Transporters" therefore;

          (b) by deleting the words "the Point of Delivery" in the second sentence of Section 1 and substituting the words "a Point of Delivery" therefore; and

          (c) by deleting the words "Point of Delivery" at both places that they appear in Section 3 and substituting the words "Points of Delivery" therefore.

          The effectiveness of these amendments is subject to (i) obtaining such changes as are appropriate to the long term import and export authorizations currently held in connection with the Purchase Contract and (ii) the receipt of any necessary approvals from the Federal Energy Regulatory Commission ("FERC") for related changes that must be made to Boundary's FERC Gas Tariff. Boundary and TransCanada agree that they will use their best commercially reasonable efforts to seek to obtain and cause the other to seek to obtain the regulatory and governmental authorizations necessary to effectuate the terms of this Fifth Amendment.

Mr. Peter Ewing
March 6, 1996
Page 7


          This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          If this letter agreement properly states our agreement, please acknowledge that fact by signing in the space below and returning an executed copy to me.

                                                  Sincerely,

                                                  Boundary Gas, Inc.

                                                  /s/ Michael S. Lucy

                                                  Michael S. Lucy
                                                  President



ACKNOWLEDGED AND ACCEPTED THIS
12 DAY OF March, 1996



TRANSCANADA PIPELINES LIMITED


By:      /s/ Joel G. Johnson
       ----------------------------------
             JOEL G. JOHNSON

Title:   Vice President, Marketing
       ----------------------------------



By:      /s/ G. Lawrence Spackman
       ----------------------------------
             G. LAWRENCE SPACKMAN

Title:            President
       ----------------------------------

                                 AMENDMENT TO
                          PHASE 2 GAS SALES AGREEMENT
                          ---------------------------

     This Contract, to be called Amendment to Phase 2 Gas Sales Agreement, is made as of this 20th day of August, 1997 by and between Boundary Gas, Inc., a Delaware corporation (herein called "Boundary") and the following fifteen (15) United States companies signatory hereto (which collectively own all of the stock of Boundary): The Brooklyn Union Gas Company, Bay State Gas Company, Northern Utilities, Inc., New Jersey Natural Gas Company, Boston Gas Company, Yankee Gas Services Company, Consolidated Edison Company of New York, Inc., National Fuel Gas Distribution Corporation, Long Island Lighting Company, Connecticut Natural Gas Corporation, Essex County Gas Company, EnergyNorth Natural Gas, Inc., Valley Gas Company, Berkshire Gas Company, and Fitchburg Gas and Electric Light Company (herein collectively called "Repurchasers").

                             W I T N E S S E T H :

     WHEREAS, the Gas Purchase Contract between Boundary and TransCanada PipeLines Limited ("TransCanada") dated September 14, 1987, as amended ("Gas Purchase Contract"), has been amended, in pertinent part, to reflect changes agreed upon in the resolution of certain pricing disputes between Boundary and TransCanada (a copy of which amendment is attached hereto);

     WHEREAS, the amendments to the Gas Purchase Contract involve the implementation of a U.S. pipeline rate refund protocol and impose a time limitation for adjusting overcharges and undercharges under the Gas Purchase Contract;

     WHEREAS, these amendments require corresponding amendments to the Gas Sales Agreement among Boundary and the Repurchasers dated September 14, 1987, as amended ("Gas Sales Agreement");

     NOW THEREFORE, the parties hereto agree to amend the Gas Sales Agreement, effective as of the date of the amendments to the Gas Purchase Contract, as follows:

          1. Article X, Section 5 shall be amended by inserting the phrase "and claimed within twelve (12) months of the date payment is due under the invoice containing such error" immediately after the word "Boundary," on the penultimate line thereof.

          2. Effective as of November 1, 1995, the Gas Sales Agreement is deemed amended as necessary to permit the implementation of the protocol entitled "Treatment of Increases in U.S. Pipeline Rates in the Calculation of the Price of Gas Pursuant to Article VII" and attached to an amending agreement between Alberta Northeast Gas Limited and TransCanada dated November 17, 1995.

     IN WITNESS WHEREOF, this Amendment to the Phase 2 Gas Sales Agreement is executed as of the date written above.

ATTEST:                                      FITCHBURG GAS AND ELECTRIC
                                              LIGHT COMPANY


_______________________________              By_________________________________
(Seal)


ATTEST:                                      BAY STATE GAS COMPANY


_______________________________              By_________________________________
(Seal)


ATTEST:                                      NORTHERN UTILITIES, INC.


_______________________________              By_________________________________
(Seal)


ATTEST:                                      BOSTON GAS COMPANY


                                             By  /s/ William R. Luthern
_______________________________                ---------------------------------
(Seal)

                                       5